23. Provision for legal and administrative proceedings	12 Months Ended
Dec. 31, 2019
Provision For Legal And Administrative Proceedings [Abstract]
Provision for legal and administrative proceedings

23. Provision for legal and administrative proceedings

The Company and its subsidiary are parties to legal and administrative proceedings in the civil, labor, tax and regulatory spheres which arise in the normal course of their business.

The provision is set up at an amount deemed sufficient and adequate to cover losses and risks considered probable, based on an analysis by the Company’s legal consultants and by Management. Situations where losses are considered probable or possible are subject to registration and disclosure, respectively, for their adjusted amounts, and those where losses are considered remote are not disclosed.

The updated provision set up for legal and administrative proceedings is made up as follows:

	2019	2018

Provision for legal and administrative proceedings	840,637	849,408

Civil (a)	212,702	111,301
Labor (b)	261,837	435,438
Tax (c)	333,717	271,214
Regulatory (d)	32,381	31,455

The changes in the provision for legal and administrative proceedings can be summarized as follows:

	Dec/2018	Additions, net of reversals	Payments	Monetary adjustment	Dec/2019

	849,408	547,691	(715,203)	158,741	840,637

Civil (a)	111,301	348,012	(335,640)	89,028	212,701
Labor (b)	435,438	96,235	(301,971)	32,136	261,838
Tax (c)	271,214	103,354	(77,341)	36,490	333,717
Regulatory (d)	31,455	90	(251)	1,087	32,381

	Dec/2017	Additions, net of reversals	Payments	Monetary adjustment	Dec/2018

	528,320	551,191	(536,647)	306,544	849,408

Civil (a)	132,422	239,705	(324,803)	63,977	111,301
Labor (b)	184,311	225,864	(114,450)	139,713	435,438
Tax (c)	180,643	84,990	(96,346)	101,927	271,214
Regulatory (d)	30,944	632	(1,048)	927	31,455

The Company and its subsidiary are subject to various legal and administrative proceedings filed against them by consumers, suppliers, service providers, consumer protection agencies and public finance agencies, in connection with a number of issues that arise in the regular course of business of the entities. The main cases are summarized below:

a.    Civil proceedings

a.1. Consumer lawsuits

The Company is party to lawsuits that refer to some claims that have been filed by consumers at the legal and administrative levels. These claims, which amount to R$135,290 (R$86,039 as at December 31, 2018) basically refer to alleged incorrect collections, contract cancellation, service quality, deficiencies and failures in equipment delivery, and unjustified inclusion in credit protection services.

a.2. Consumer protection agencies

TIM is a party to court and administrative lawsuits filed by the Public Prosecutor’s Office, Procon and other consumer protection agencies arising from consumer complaints that include: (i) alleged failure to provide network services; (ii) challenges related to the quality of client assistance; (iii) alleged violation of SAC Decree; (iv) alleged violation of agreements; (v) alleged false advertising; and (vi) discussion of the amounts charged by the Company to its customers related to loyalty fines in the case of handset theft. The amounts involved total R$31,221 (R$5,814 as at December 31, 2018).

a.3. Former trade partners

TIM is a defendant in lawsuits filed by former trade partners claiming, among others, amounts on the basis of alleged non-compliance with agreements. The amounts involved total R$12,812 (R$10,378 as at December 31, 2018).

a.4. Others

TIM is a defendant in other non-consumer lawsuits filed by different agents to challenge, among others: (i) the renewal of lease agreements; (ii) share subscription; (iii) indemnities; (iv) alleged non-compliance with agreements; and (v) collection suits. The amounts involved total R$27,039 (R$3,060 as at December 31, 2018).

a.5   Social, environmental and infrastructure

The Company is party to lawsuits involving various agents challenging several licensing aspects, such as environmental licensing and structure licensing (installation/operation). The amounts involved total R$498 (R$239 as at December 31, 2018).

a.6   ANATEL

The subsidiaries are parties to lawsuits filed against ANATEL, challenging: (i) a debit related to the collection of 2% on revenue from value added services (“VAS”) and interconnection; (ii) pro rata monetary restatement applied to the price proposal established in the call notice for use of 4G frequencies; and (iii) alleged non-compliance with service quality targets. The amounts involved are equivalent to R$1,340 (R$1,270 as at December 31, 2018).

b. Labor proceedings

Below is a summary of the key labor proceedings claims with a likelihood of loss considered probable:

Refer to various labor claims filed by former employees in relation to issues such as salary differences, parity, payment of variable compensation/commission, legal additions, overtime and other provision set forth in the period preceding the privatization process, and also claims filed by former employees of service providers who, taking advantage of the labor legislation currently in force, require the Company and/or its subsidiary to be held liable for labor obligations not complied with by the service providers contracted.

Of the total number of 2,408 labor claims as at December 31, 2019 (3,948 as at December 31, 2018) filed against the Company and its subsidiary, most of them relate to claims involving former employees of service providers, followed by claims filed by the Company’s own employees. The provision for these proceedings amounts to R$252,968, monetarily restated (R$426,570 as at December 31, 2018).

A significant portion of this provision refers to organizational restructuring procedures, of which the Company highlights the closing of the activities of the call centers, as well as proceedings related to TIM’s internal sites, which led to the termination of employee contracts. As at December 31, 2019, the provision for these proceedings totaled R$57,859, monetarily restated (R$27,981 as at December 31, 2018).

c. Tax processes

	2019	2018

Federal taxes	155,495	82,033
State taxes	93,790	103,546
Municipal taxes	8,227	1,713
TIM S.A. proceedings (purchase price allocation)	76,205	83,922
	333,717	271,214

The total provision recorded is substantially composed of the following proceedings, and the amounts indicated are estimated using the indices established by the federal government for taxes in arrears, being linked to the variations in the SELIC rate:

Federal taxes

The provision is substantially composed of the following proceedings:

a.	The provision for TIM S.A. has been made for 37 cases challenging the taxes levied on CIDE, CPMF, CSLL and IRRF transactions, the voluntary reporting of the penalty regarding FUST payments and ancillary obligations. From these cases, the main amounts relate to court actions in which TIM intends to have the right not to pay the CPMF (a Federal contribution on financial movements) allegedly due to simultaneous purchase and sale transactions in foreign currency and changes to accountholders as a result of mergers, with updated provision amounts totaling R$9,560 (R$ R$9,335 as at December 31, 2018), as well as the amount corresponding to the fine and interest on FUST contribution for the year 2009, which does not include the benefits of voluntary reporting, for which the amount provided and updated is R$14,564 (R$14,060 as at December 31, 2018).

b.	The Company set up a provision for a lawsuit seeking to collect social security contribution withheld at a rate of 11%, to which payments made by the Company to other legal entities as compensation for sundry activities should have supposedly been subject. The amount provisioned and updated is R$37,977 (R$36,685 as at December 2018).

c.	Additionally, in the second quarter of 2019, the Company set up a provision for the FUST process alleging the unconstitutionality and illegality of FUST charges. Action for recognition of the right of not paying FUST and not including the revenues transferred as interconnection and EILD (Industrial Exploration of Dedicated Line) in the Company’s calculation base, as well as the right of not being charged retroactively for the differences due to non-compliance with ANATEL Precedent 7/2005, in the amount of R$58,116 (no corresponding amount on December 31, 2018).

State taxes

The provision is substantially composed of the following proceedings:

The provision for TIM S.A. supports forty-one lawsuits, among which are (i) the amounts involved in the assessments that question the reversal of ICMS debts, as well as the documentary support for proving credits appropriated by the Company, whose amounts provisioned, updated, are equivalent to R$ 23,558 (R$ 42,628 as of December 31, 2018), (ii) amounts supposedly not offered for taxation by the rendering of telecommunications services, which, updated, amount to R$ 5,037 (R$ 4,829 as of December 31, 2018), as well as (iii) collections due to alleged differences both of goods entries and exits, in a quantitative stock survey procedure, whose updated amounts amount to R$ 15,460 (provisioned process on 03/2019, with no correspondent as of December 31, 2018).

Municipal taxes

These include the amounts involved in assessments questioning the withholding and payment of the ISS-source on services provided by third parties with no employment relationship, as well as the payment of own ISS regarding co-billing services.

TIM S.A. PPA

Tax proceedings arising from the acquisition of TIM S.A. and included in its purchase price allocation process, totaling R$76,205 (R$83,922 as at December 31, 2018).

d.  Regulatory processes

ANATEL has brought administrative proceedings against the Group for: (i) failure to meet certain quality service indicators; (ii) defaults on certain obligations assumed under the Instruments of Authorization; and (iii) non-compliance with the regulations of SMP and STFC, among others.

As at December 31, 2019, the amount classified as a probable risk related to Procedures to Verify Breaches of Obligations (“PADOs”), after monetary adjustments, amounted to R$32,381 (R$31,455 as at December 31, 2018).

e.  Legal and administrative processes involving possible losses

Civil, labor, tax and regulatory actions have been filed against the Company and its subsidiary involving a risk of loss classified as possible by the Company’s legal advisors and the Management. No provision has been set up for these legal and administrative proceedings, and no materially adverse effects are expected on the financial statements, as shown below:

	2019	2018

	18,395,727	18,734,644

Civil (e.1)	1,032,637	1,046,521
Labor and social security (e.2)	459,020	523,236
Tax (e.3)	16,196,077	16,530,061
Regulatory (e.4)	707,993	634,826

The administrative and legal proceedings assessed as possible losses and monitored by Management are disclosed at their updated values.

The main actions where the risk of loss is classified as possible are described below:

e.1. Civil

	2019	2018
Actions filed by consumers (e.1.1)	374,860	405,635
ANATEL (e.1.2)	220,526	207,657
Consumer Protection Agencies (e.1.3)	32,847	84,231
Former trade partners (e.1.4)	180,226	173,213
Social and environmental, and infrastructure (e.1.5)	125,201	71,574
Other (e1.6)	98,977	104,211
	1,032,637	1,046,521

e.1.1. Actions filed by consumers

These actions refer particularly to alleged incorrect billing, contract cancellation, service quality, deficiencies and failures in equipment delivery, and unjustified inclusion in bad debtors’ lists.

e.1.2. ANATEL

The Company is party to lawsuits filed against ANATEL, for the following reasons: (i) debit regarding the collection of 2% on revenue obtained from VAS and interconnection; (ii) pro rata monetary restatement applied to the price proposal established in the call notice for the use of 4G frequencies; and (iii) alleged non-compliance with service quality targets.

e.1.3. Consumer Protection Agencies

The Company is a party to court and administrative lawsuits filed by the Public Prosecutor’s Office, Procon and other consumer protection agencies arising from consumer-related complaints that include: (i) alleged failure to provide network services; (ii) alleged failure to deliver devices; (iii) alleged non-compliance with state legislation; (iv) contract model and alleged incorrect charging for VAS; (v) alleged violation of SAC Decrees; (vi) alleged violation of agreements; and (vii) blocking of data.

e.1.4. Former trade partners

The Company is a defendant in actions filed by several former trade partners who are claiming, among other items, amounts arising from alleged non-compliance with agreements.

e.1.5. Social, environmental and infrastructure

The Company is party to lawsuits involving different parties that challenge aspects related to: (1) environmental licensing and structure licensing (installation/operations), and (2) (i) electromagnetic radiation emitted by the telecom structures, (ii) renewal of leasing land agreements to install sites, (iii) eviction from land leased to install sites, and (iv) presentation of registration data, among others.

e.1.6 Others

The Company is a party to other lawsuits of an essentially non-consumer-related nature filed by various agents other than those described above, in which the discussions involve: (i) renewals of lease agreements, (ii) share subscription lawsuits, (iii) compensation lawsuits, (iv) alleged breach of contract, and (v) lawsuits involving charges.

e.2. Labor claims

e.2.1. Social security

The Company’s subsidiary received a Debit Assessment Notice, related to the alleged irregularity in the payment of social security contributions related to the payment of Profit Sharing, in the amount of R$ 538, adjusted (R$ 538 on December 31, 2018) and also suffered a tax assessment related to alleged social security contributions levied on hiring bonus; unadjusted bonus; consideration for self-employed activities and sales incentives in the updated amount of R$ 9.693 at December 31, 2019.

The Company’s subsidiary received Tax Underpayment Assessments regarding alleged irregularity related to the payment of social security contributions levied on profit sharing; failure to pay Management’s fees and failure properly to fill out the FGTS – GFIP tax form, and an erroneous GFIP declaration in the updated amount of R$1,559 (R$1,430 as at December 31, 2018).

e.2.2. Labor

There are 3,976 labor claims at December 31, 2019 (4,654 at December 31, 2018) filed against the Company and its subsidiary, related to claims involving former employees and service providers in the amount of R$459,020 updated (R$ 523,236 at December 31, 2018).

A significant portion of the existing contingency relates to organizational restructuring processes, of which the closure of the activities of the Customer Relationship Centers (call center) stands out, as well as processes related to the company’s internal sites, which resulted in the dismissal of employees. In addition to these processes, there are those carried out by third party service providers with requests for employment with the company’s, whose amounts total R$ 14,349 updated (R$ 16,709 as of December 31, 2018).

It should also be pointed out that there is a group of labor claims, particularly in São Paulo and Rio de Janeiro, from former employees of Gazeta Mercantil, Jornal do Brasil and JB Editora requesting in court the inclusion in the liability center of Holdco, which before the merger with TIM Participações, belonged to the Grupo Econômico Docas, of which Gazeta Mercantil and Jornal do Brasil are part.

The other amounts are related to labor lawsuits filed by former employees and third companies.

e.3. Tax

	2019	2018
Federal taxes (e.3.1)	4,279,570	3,952,125
State taxes (e.3.2)	8,221,808	8,904,916
Municipal taxes (e.3.3)	703,132	693,616
FUST, FUNTTEL and EBC (e.3.4)	2,991,567	2,979,404
	16,196,077	16,530,061

The amounts are adjusted based on an estimate of the SELIC rate. The historical amount involved is equivalent to R$11,549,274 (R$ 11,662,216 as of December 31, 2018).

Of the total amount of tax litigations, R$3.474.714 relates to income taxes contingencies, which have been assessed by Management and based on its internal and external experts, it is not likely that the Company’s treatments will not be accepted by the Brazilian tax authority.

e.3.1. Federal taxes

Assessment against the TIM Group for federal taxes amounted to R$4,279,570 as at December 31, 2019, (R$3,952,125 as at December 31, 2018). Of this total, the following issues stand out:

(i)	Alleged errors in the use of tax credits due to a reverse merger, the amortization of goodwill paid on the acquisition of mobile phone companies, deduction of goodwill amortization expenses, exclusion of goodwill reversal, other effects and the disallowance of offsetting and estimated deductions paid, allegedly improper use of SUDENE benefits caused by a lack of formalization of these benefits in the Federal Revenue Department (“RFB”) and failure to pay the estimated IRPJ and CSLL amounts. The amount involved is R$2,672,754 (R$2,543,851 as at December 31, 2018).

(ii)	Method of offsetting tax losses and negative bases. The amount involved is R$203,302 (R$198,175 as at December 31, 2018).

(iii)	Collection of CSLL on monetary variations for swap transactions, recorded on a cash basis. The amount involved is R$66,164 (R$64,537 as at December 31, 2018).

(iv)	Payment of IRRF on revenue from overseas residents, including those remitted for international roaming and payments to unidentified beneficiaries, as well as the collection of CIDE on royalties remitted overseas, including remittances for international roaming. The amount involved for the subsidiary is R$256,833 (R$296,589 as at December 31, 2018).

(v)	Charging of IRPJ, PIS/COFINS and CSLL debts for the non-approval or partial approval of offsetting carried out by the Company using credits from withholding tax on financial investments and negative IRPJ balance. The amount involved is R$427,233 (R$412,715 as at December 31, 2018).

e.3.2. State taxes

Assessment against the Company Group for state taxes amounting as at December 31, 2019 to R$8,221,808 (R$8,904,916 as at December 31, 2018). Of the total amount, the following issues stand out:

(i)	Failure to include unconditional discounts offered to customers in the ICMS calculation base, and a fine for alleged failure to comply with related ancillary obligations, including failure to submit register 60i of the SINTEGRA file. The amount involved is R$1,053,411 (R$1,344,288 as at December 31, 2018).

(ii)	Use of tax benefits under the Program for Promoting the Integrated and Sustainable Economic Development of the Federal District granted by the tax authority itself, but subsequently declared an unconstitutional and alleged incorrect crediting of ICMS on interstate purchases of goods with tax benefits granted in the state of origin. The amount involved is R$887,67 (R$1,110,827 as at December 31, 2018).

(iii)	Credit reversal and late use of credits for purchases of fixed assets. The amount involved for its subsidiary. is R$731,864 (R$767,142 as at December 31, 2018).

(iv)	ICMS credits booked and debits reversed, as well as the identification and supporting documentation for amounts and information passed to customer bills, such as tax rates and credit granted as prepayment of future recharges (special credit), as well as credits related to transactions involving tax substitution, exempt and non-taxable transactions. As at December 31, 2019, the amount involved for the subsidiary was R$3,284,473 (R$3,340,448 as at December 31, 2018).

(v)	The use of credit to purchase electricity for the companies’ production processes. The amount involved is R$131,057 (R$140,368 as at December 31, 2017).

(vi)	Alleged conflict between ancillary obligation data and the payment of the tax, and specific questioning regarding the fine charged due to non-compliance with ancillary obligations. The amount involved is R$138,684 (R$116,880 as at December 31, 2018).

(vii)	Alleged failure to pay ICMS arising from debts reversed regarding prepaid services, incorrect ICMS credits regarding outgoing goods allegedly benefiting from a reduction in the calculation base, as well as an alleged failure to include VAS of the ICMS calculation base. The amount involved is R$198,505 (R$192,074 as at December 31, 2018).

(viii)	Credits booked for the return of cell phones on free lease. The amount involved is R$180,920 (R$177,128 as at December 31, 2018).

(ix)	Collection of ICMS tax on subscription services and the alleged failure to include this in the ICMS calculation base due to its nature. The amount involved is R$249,659 (R$139,758 as at December 31, 2018).

e.3.3. Municipal taxes

The total assessment against the TIM Group for municipal taxes was R$703,132 as at December 31, 2019, (R$693,616 as at December 31, 2018). Of this amount, the following issues stand out:

a.	Payment of ISS and of a punitive fine for failure to pay the alleged tax on various revenue accounts of the Company. The amount involved is R$147,572 (R$142,355 as at December 31, 2018).

b.	Collection of ISS on import of services. The amount involved is R$300,669 (R$283,620 as at December 31, 2018).

c.	Constitutionality of the collection of the TFF by municipal authorities in several locations. The amount involved is R$120,503 (R$118,114 as at December 31, 2018).

e.3.4. FUST and FUNTTEL

The amount assessed against the TIM Group for contributions to FUST and FUNTTEL is R$2,991,567 (R$2,979,404 as at December 31, 2018). The principal discussion involves the payment of the contributions to FUST and FUNTTEL (the Telecommunications Technical Development Fund) starting from the issue by ANATEL of Ruling No. 07/2005, relating primarily to the payment of the FUST and FUNTTEL contributions on interconnection revenue earned by mobile telecommunications service providers, from the effective date of Law No. 9.998/2000.

e.4. Regulatory issues

ANATEL has filed administrative proceedings against the subsidiary for: (i) not complying with certain quality indicators, (ii) defaulting on other obligations under Instruments of Authorization, and (iii) not complying with SMP and STFC regulations, among other items.

As at December 31, 2019, the amount stated for Breach of Obligation procedures (locally PADOs), considering the monetary restatement that was considered possible loss was R$707,993 (R$634,826 as at December 31, 2018). The variations mainly resulted from the handling of the PADOs included in the Consent Decree - “TAC” negotiated with ANATEL and new revenue recorded in the year 2019.

On August 22nd, 2019, Anatel's Board of Directors unanimously approved TIM's Conduct Adjustment Term, which was under negotiation since June 2018. The agreement covers a sanction reference value of R$ 627 million. TIM's commitment foresees improvement actions in three pillars - customer experience, quality and infrastructure - through initiatives associated with improvements in the licensing process of stations, efficient use of numbering resources, evolution of digital caring channels, reducing complaint rates, repairing users and strengthening transport and access networks. In addition, it includes an additional commitment to bring mobile broadband through the 4G network to 366 municipalities with less than 30,000 inhabitants reaching over 3.4 million people. The new infrastructure will be implemented in three years - more than 80% in the first two years –with the sharing regime with the other providers being guaranteed by the Company.

On obtaining an extension of the authorization to use radio frequencies associated with SMP, the subsidiary TIM S.A. incurs contractual charges on net revenue from service plans sold under each authorization. However, ANATEL has included interconnection revenue in the calculation base for these charges since 2011, and revenue from VAS since 2012. In the Company's opinion, this revenue should not be included because it is not expressly stipulated in the original Instruments of Authorization. Therefore, the charges received are being discussed at the administrative and/or legal levels.